Exhibit 99.1

Annual Shareholders’ Meeting May 6, 2021

ANNUAL MEETING OF SHAREHOLDERS I. Introduction – Robert A. Bull, Chairman II. Call to Order III. Welcome IV. Ascertain Presence of a Quorum – David R. Saracino, Secretary V. Proposal No. 1 – Election of Directors VI. Proposal No. 2 – Ratification of Independent Auditors VII. Management Presentations I. Diane Rosler II. Elaine Woodland VIII. Questions IX. Results of Voting X. Closing Comment/Adjournment

Introduction  COVID-19, and the resulting guidance for Social Distancing, has created the necessity of holding our second Virtual Annual Shareholders Meeting. We appreciate your understanding of the required change and we miss being with you in person.  Due to this change, our presentation today will be an abbreviated version of what had been “normal.“ There will be a shortened presentation on our results for 2020 & 1st quarter 2021 made by our CFO, Diane Rosler.  Our President and CEO's presentation will address COVID-19 actions we have taken to protect our customers and employees and will address our plans for the future.  We WILL conduct the normal business portion of the meeting.  To supplement today's annual meeting, we will release a more detailed presentation of today's meeting as part of the investor presentation on Form 8-K.  Unlike our typical previous Annual Meetings, we will not be spending much time focusing on the past. You may find our results for 2020 in our 10-K filing and 1st Quarter 2021 in our 10-Q filing. These documents provide very detailed information.

First Keystone Corporation Board of Directors

First Keystone Corporation Director Emeriti

Diane C.A. Rosler Senior Vice President, Chief Financial Officer This presentation contains certain forward-looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, and reflect management’s beliefs and expectations based on information currently available. These forward-looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements. Other factors that could cause or contribute to such differences are changes in competitive conditions, and pending or threatened litigation. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

$200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $700,000 2016 2017 2018 2019 2020 $518,145 $536,054 $584,960 $621,598 $684,132 $389,176 $388,488 $341,826 $306,810 $312,537 Loans Investments Average Loan and Investment Balances (amounts in thousands)

2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2016 2017 2018 2019 2020 4.33% 4.30% 4.49% 4.78% 4.63% 2.97% 3.11% 3.47% 3.45% 3.05% Loan Yields Investment Yields Loan and Investment Yields (tax equivalent)

$- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2016 2017 2018 2019 2020 $609,219 $607,222 $596,401 $583,740 $658,889 $139,402 $154,892 $165,341 $157,379 $95,791 Average Interest Bearing Deposits Average Borrowings Average Interest-Bearing Deposits and Borrowings (amounts in thousands)

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2016 2017 2018 2019 2020 0.56% 0.70% 0.87% 1.14% 0.75% 1.33% 1.50% 2.07% 2.28% 1.48% Deposits Borrowings Liability Costs | Deposit and Borrowing Costs

2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 2016 2017 2018 2019 2020 3.03% 2.93% 2.98% 2.95% 3.25% 3.16% 3.09% 3.18% 3.23% 3.46% Net Interest Spread Net Interest Margin Net Interest Spread and Net Interest Margin (tax equivalent)

$(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2016 2017 2018 2019 2020 $9,472 $8,648 $9,211 $10,227 $11,837 $1,845 $1,455 $459 $1,114 $1,577 $1,764 $938 $(65) $911 $(58) Net Income After Taxes Tax Expense Net Securities Gain/Loss Net Income After Taxes, Tax Expense & Net Securities Gains/(Losses) (amounts in thousands)

3 Months Ended March 31, 2021 3 Months Ended March 31, 2020 % Change Net Interest Income 8,970 $ 7,376 $ 21.6% Plus Non-Interest Income* 1,875 983 90.7% Equals Operating Revenue 10,845 8,359 29.7% Less Loan Loss Provision 135 194 -30.4% Less Non-Interest Expense 6,197 5,915 4.8% Equals Pre-Tax Income 4,513 2,250 100.6% Less Income Tax Expense 635 197 222.3% Equals Net Income 3,878 $ 2,053 $ 88.9% Earnings Per Share 0.66 $ 0.35 $ 88.6% Return on Assets 1.30% 0.81% 60.5% Return on Equity 11.60% 6.21% 86.8% Income Statement (amounts in thousands, except per share data) *Includes $538,000 of recognized losses on the holding company's equity securities portfolio for the mark to market adjustment for the prior year quarter. These are not realized losses due to sales of the stocks. Unaudited

March 31, 2021 March 31, 2020 % Change Cash & Cash Equivalents 37,141 $ 9,045 $ 310.6% Securites & Restricted Stocks 391,583 291,797 34.2% Net Loans 714,942 654,437 9.2% Premises & Equipment, Net 18,454 19,244 -4.1% Other Assets 53,401 52,684 1.4% Total Assets 1,215,521 $ 1,027,207 $ 18.3% Non-Interest Bearing Deposits 226,581 $ 153,029 $ 48.1% Interest-Bearing Deposits 751,276 581,768 29.1% Total Deposits 977,857 734,797 33.1% Borrowings 62,423 156,379 -60.1% Subordinated Debentures 25,000 - 100.0% Other Liabilities 7,308 5,881 24.3% Stockholders' Equity 142,933 130,150 9.8% Liabilities and Stockholders' Equity 1,215,521 $ 1,027,207 $ 18.3% Balance Sheet (amounts in thousands) Unaudited

FKC’s Franchise Value  History of solid investor returns  Dividend Yield of 5.25% at 12/31/2020 & 4.40% at 3/31/2021  Historically strong capital position  Investor-focused dividend policy  Consistent financial performance  Efficiency Ratio of 60.11% at 12/31/2020 & 55.40% at 3/31/2021  Community banking strategy  Economic diversity in the markets we serve  Strong experienced management team and over 200 dedicated employees  Our shareholders

Elaine A. Woodland This presentation contains certain forward-looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, and reflect management’s beliefs and expectations based on information currently available. These forward-looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements. Other factors that could cause or contribute to such differences are changes in competitive conditions, and pending or threatened litigation. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially. President and CEO

Making Connections, Corporate Culture and Commitment First Keystone Community Bank is committed to connecting with our communities, each other, and building a culture that benefits our employees, customers, and shareholders. While we continued our focus in 2020 on meeting the challenges of increasing revenue from core operating functions and reducing expenses, all while improving our day-to-day interactions and increasing productivity, COVID-19 presented its own unique challenges.

Unique Challenges  Prime Lending Rate dropped 1.50% in two decreases: March 4 and March 16, 2020  March 9, 2020 DOW dropped 2,200 points  “Stay at Home” order issued by Governor Wolf on March 23, 2020

Overcoming Unique Challenges TEAMWORK BCP Team met regularly to execute our Business Continuity and Pandemic plans while addressing PA Government, PA Department of Health and CDC guidelines, and regulations Elaine A. Woodland Diane Rosler Mark McDonald Jeff Wozniak Jonathan Littlewood Rebecca Hooper Kevin Krieger Kim Heller June George Chris Zlobik President CEO Sr VP CFO Sr VP Chief Credit Officer Sr VP/IT Manager & ISO VP Chief Lending Officer VP Sr Trust Officer VP Compliance & CRA Officer AVP HR Manager VP Branch Administrator VP Deposit Ops Officer

Name/Title	Overall Banking Experience	Number of years with First Keystone Community Bank	Prior Positions held at First Keystone Community Bank	Prior Experience
Elaine A. Woodland President and CEO	40 years	28 years	Teller, CSR, Acctg Clerk, Commercial Loan Officer, Director of Lending, COO	Credit Analyst, Credit Dept Manager, Commercial Lender
Diane C.A. Rosler Sr VP, CFO, Cashier	30 years	30 years	Purchasing Agent, Acctg Manager, Primary Financial Officer	Has worked her entire career at First Keystone Community Bank
Mark J. McDonald Sr VP, Chief Credit Officer	35 years	15 ½ years	Commercial Services Officer, Credit Admn. Manager	Branch Manager, Mortgage Loan Officer, Mortgage Loan Underwriter, Mortgage Loan Dept. Mgr., Credit Analyst, Relationship Mgmt Development Trainee, Underwriting Analyst, Commercial Lender, Loan Workout Officer
Jeffrey T. Wozniak Sr VP, IT Manager and Info Security Officer	19 years	19 years	It Specialist, Network Specialist, Network Admin., IT Manager	Has worked his entire career at First Keystone Community Bank. Navy veteran.
Jonathan Littlewood VP, Chief Lending Officer	18 years	13 years	Business Deposit Specialist, Commercial Loan Officer	Worked for M&T for 5 years as a CSR
Rebecca A. Hooper VP, Sr Trust Officer	18 years	18 years	Trust Clerk, Trust Admin., Asst Trust Officer, Trust Officer	Has worked her entire career at First Keystone Community Bank
Kevin Krieger VP, Compliance Officer and CRA Officer	42 years Full Time plus 2 years Part Time	13 years	BSA Officer	Compliance Consultant, Training Manager, Teller, Teller Supervisor, Bookkeeping Clerk, Proof Clerk, Control Department Clerk, Fed Funds Desk Manager, Branch Manager/Loan Officer, Microfilm Clerk (PT)
June George VP, Branch Administrator	35 years	24 years	Consumer Loan Underwriter, Regional Manager (PCB)	Mellon Bank, Pocono Community Bank
Chris Zlobik VP, Deposit Operations Officer	10 years	10 years	Computer Applications Analyst, Asst IT Manager	Served in the Navy 1992-1994, worked in other industries and started his banking career in Nov 2010

Overcoming Unique Challenges  Measures put in place to help keep employees and customers safe included:  Disinfectant supplies inventoried  Common high traffic areas identified  Air filters upgraded in all 19 offices  Maximum capacity of all buildings calculated and publicly posted on entrance doors  Sneeze shields and floor markings installed  PA Bankers CEO Peer Exchange conference calls regularly attended. Industry experts in attendance included:  PA Dept. of Banking and Securities  Federal Reserve  U.S. Sec. of Treasury  FDIC  Small Business Administration  Federal Home Loan Bank

Covid-19 Customer Initiatives  Marketing and Social Media initiatives were implemented to provide customer updates and education  Provided fraud and scams education via social media  Launched Chat Box on our Website to enable customers to ask questions and receive immediate responses  Increased Mobile Remote Deposit Limits and waived Telephone Transfer Fees  Waived early close-out fee for Christmas Clubs

Covid-19 Customer Initiatives  Waived early withdrawal penalties for CDs  Provided uninterrupted customer service through drive-thru, ATMs, and night deposit as well as Online Banking, Mobile, and Telephone Banking  In-person customer service provided on an appointment basis  Processed and obtained approval for 492 loans through the SBA Paycheck Protection Program (“PPP”) for $32,078,000 through Dec 31, 2020  All offices fully reopened October 2020

Covid-19 Employee Impact  Managers reviewed personnel, split and divided staff for employee and Bank safety and security  Work from home alternative made available for employees - following Gov. Wolf and Dept. of Health guidance  Provided a Telecommuting agreement for all employees working from home and travel letter for all employees  Encryption and Data Loss prevention controls maintained  Strictly adhered to PA Dept of Health Guidelines, FMLA, and HIPAA  Focus on Morale –“Denim Days”, Business Casual, and Employee Appreciation initiatives

Awards and Recognition The PA Bankers Association awarded three of our team members with the “Highlighting Young Professionals’ Excellence” award in three different categories.

Awards and Recognition PPP Award of Excellence honoring First Keystone Community Bank September 25, 2020 OVER 481 Loans Approved OVER $25,050,294 Reinvested OVER 4,294 Jobs Saved The Pennsylvania Association of Community Bankers awarded First Keystone with the PPP Award of Excellence for providing SBA PPP loans to our customers and helping to save jobs in our communities.

Awards and Recognition Lauren Duane, Assistant Vice President, Business Deposit Specialist, has graduated with honors from the 2020 Pennsylvania Bankers Association (PA Bankers) Advanced School of Banking.  PA Bankers Advanced School of Banking is a three-year program  Teaches financial services knowledge and skills  Paves the road for participants to become leaders at any level within their organization  Lauren has served the banking industry for nine years  Started as a teller/customer service representative  Quickly moved on to Business Deposit Specialist  Now oversees the deposit needs of First Keystone’s business customers

Awards and Recognition The PA Bankers Association awarded Elaine A. Woodland, President and CEO, with the Recognition of Excellence, Patricia A. Husic, Woman of Influence Award. This is awarded to a woman who has achieved success within a leadership role and displays courage, values and ethics as well as undeniable enthusiasm for the industry, her institution and the community.

Commitment to Community First Keystone Community Bank is YOUR community bank  We are passionate about giving generously to the communities we serve, in both corporate and individual employee donations  Our employee Denim Days and CONNECT donations in 2020 enabled us to provide $6,500 to local food banks, and an additional $4,200 to various non-profit agencies for a total of $10,700 of our employees’ hard earned money donated to our communities  In a time when COVID and all of its ramifications were in the forefront, our employees thought not only of themselves and their families, but others in our communities So proud of our employees!

Commitment to Community Our Salem Township Community Office participating in the community’s Trunk or Treat.

Commitment to Community Our Mountainhome Community Office donating to the Mountainhome United Methodist Church Food Bank.

Commitment to Community Our Main Office displayed in blue lights to participate in the nationwide #LightItBlue campaign in support of our healthcare workers, first responders, and all essential workers who are putting themselves on the front line to serve our communities during the COVID-19 outbreak.

Commitment to You Looking to the future!  For more than 156 years, we have been committed to listening to our customers’ needs  That commitment remains true today, and will remain into the future  Our role as bankers is more important now than ever as we strive to provide financial access, support and guidance  We recently launched our free Financial Review program to help you “Build the Good Life”  COVID may have changed your life in many ways  We will help you assess your current status and help you develop a plan as you look to the future

Keys to our Success are expressed in our Mission Statement Our mission is to be the financial provider of choice of a broad selection of quality banking and related financial services, including trust services, to individuals, businesses, and households in the Bank’s service area and thereby deliver superior financial performance and value to our shareholders. We will be a leading community bank that offers high quality service in response to the needs of the consumers within our market area. We focus on strong customer relationships and compete on the basis of value, convenience, and delivery of high quality services. The delivery of these services will be done by skilled, sales- oriented, customer service personnel, supported by a broad-based, experienced organization employing “state- of-the-art” technological resources. First Keystone Community Bank intends to be a good corporate citizen committing its resources (financial and human) for the betterment of the communities we serve. First Keystone Community Bank recognizes and values the contribution of our employees. To them, we pledge to provide the opportunity for a high level of job satisfaction and an equitable exchange for their services.

Looking to the Future Onward and upward to Building the Good Life!

Thank you for attending our May 6th, 2021 Annual Shareholders’ Meeting!